UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from Comerica Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC) on February 24, 2009. The information includes the (i) Consolidated Balance Sheets at December 31, 2008 and 2007; (ii) Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006; (iii) Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006; (iv) Consolidated Statements of Cash Flows for years ended December 31, 2008, 2007 and 2006; and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited, and these are not the financial statements of Comerica Incorporated as filed with the SEC. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (Securities Act), or Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of these sections, and are not part of any registration statement to which they relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following materials from Comerica Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 24, 2009, formatted in XBRL: (i) Consolidated Balance Sheets at December 31, 2008 and 2007; (ii) Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006; (iii) Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006; and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text, are furnished as exhibits to this Current Report on Form 8-K and are collectively referred to as Exhibit 100:

100.INS                               XBRL Instance Document

100.SCH                           XBRL Taxonomy Extension Schema Document

100.CAL                          XBRL Taxonomy Extension Calculation Linkbase Document

100.DEF                            XBRL Taxonomy Extension Definition Linkbase Document

100.LAB                          XBRL Taxonomy Extension Label Linkbase Document

100.PRE                             XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Marvin J. Elenbaas
Name:	Marvin J. Elenbaas
Title:	Senior Vice President and Controller
(Chief Accounting Officer and Duly Authorized Officer of the Registrant)

April 10, 2009

EXHIBIT INDEX

Exhibit No.	Description

100.INS	XBRL Instance Document
100.SCH	XBRL Taxonomy Extension Schema Document
100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
100.DEF	XBRL Taxonomy Extension Definition Linkbase Document
100.LAB	XBRL Taxonomy Extension Label Linkbase Document
100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document